Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

A V Co 1 Limited	United Kingdom
A V Co 2 Limited	United Kingdom
A V Co 3 Limited	United Kingdom
AB Sjötofta Tråddrageri	Sweden
Accessories Marketing Holding Corp.	Delaware
Accessories Marketing, Inc.	California
ACCULUBE Manufacturing GmbH	Germany
Advanced Molding Company, Inc.	Philippines
AIP/BI Holdings, Inc.	Delaware
Allen Coding GmbH	Germany
Allen France SAS	France
Alpine Automation Limited	United Kingdom
Alpine Holdings, Inc.	Delaware
Alpine Systems Corporation	Canada - Ontario
Anaerobicos do Brasil Adesivos Ltda.	Brazil
Anaerobicos S.r.l.	Argentina
Anahol S.A.	Argentina
Appleton Investments II L.L.C.	Delaware
Appleton Investments L.L.C.	Delaware
AppliChem GmbH	Germany
AppliChem, Inc.	Connecticut
Applied Australia Pty. Ltd.	Australia
Ark-Les Components, S.A. de C.V.	Mexico
Arylux Hungary Elektromechanikus Alkatreszgyarto Kft	Hungary
Auralex du Mont de Magny SCI	France
Avery Berkel France SAS	France
Avery India Limited	India
Avery Malaysia Sdn Bhd	Malaysia
Avery Weigh-Tronix (Suzhou) Weighing Technology Co. Ltd.	China
Avery Weigh-Tronix B.V.	Netherlands
Avery Weigh-Tronix Finance Limited	United Kingdom
Avery Weigh-Tronix Holdings Limited	United Kingdom
Avery Weigh-Tronix International Limited	United Kingdom
Avery Weigh-Tronix Limited	United Kingdom
Avery Weigh-Tronix Private Limited	India
Avery Weigh-Tronix Properties Limited	United Kingdom
Avery Weigh-Tronix UK Limited	United Kingdom
Avery Weigh-Tronix, LLC	Delaware
Axa Power ApS	Denmark
B.C. Immo S.C.I.	France
Bangalore Integrated System Solutions Private Ltd	India
Beijing Miller Electric Manufacturing Co. Ltd.	China
Berkel (Ireland) Limited	Ireland
Berrington UK	United Kingdom
Bonnet Benelux BVBA	Belgium
Brapenta Eletronica Ltda.	Brazil
Brooks Instrument (Hong Kong) Limited	Hong Kong
Brooks Instrument (Shanghai) Co. Ltd.	China
Brooks Instrument Asia	Mauritius
Brooks Instrument B.V.	Netherlands
Brooks Instrument GmbH	Germany

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Brooks Instrument India Private Limited	India
Brooks Instrument KFT	Hungary
Brooks Instrument Korea, Ltd.	South Korea
Brooks Instrument LLC	Delaware
Brooks Instrument Singapore Pte, Ltd.	Singapore
Buell Industries, Inc.	Delaware
Calvia sp. z.o.o.	Poland
Capital Ventures (Australasia) S.à r.l	Luxembourg
CCI Realty Company	Delaware
Celeste Industries Corporation	Connecticut
Cetram Pty Limited	Australia
CFC Europe GmbH	Germany
CFC International Corporation	Delaware
Cheer Bright Ltd.	British Virgin Island
Coeur (Shanghai) Medical Appliance Trading Co., Ltd	China
Coeur Asia Limited	Hong Kong
Coeur Europe	Belgium
Coeur Holding Company	Delaware
Coeur Medical Products Services, S. De R.L. De C.V.	Mexico
Coeur Medical Products, S. De R.L. De C.V.	Mexico
Compagnie de Materiel et d'Equipements Techniques-Comet SAS	France
Compagnie Hobart S.A.S.	France
Company Equipments Pty Ltd	Australia
Constructions Isothermiques Bontami SAS	France
CS (Australasia) Limited	Bermuda
CS (Australia) Pty Limited	Australia
CS (Europe) Holdings Ltd.	Bermuda
CS (Far East) Holding Company Ltd.	Bermuda
CS (Finance) Europe S.a.r.l.	Luxembourg
CS (Global) Holdings Ltd.	Bermuda
CS (Investments) Ltd.	Bermuda
CS (Ventures) Ltd.	Bermuda
CS Domestic Financing Inc.	Delaware
CS Financing I LLC	Delaware
CS Investments Australia Pty Ltd	Australia
CS Mexico Holding Company S DE RL DE CV	Mexico
CS Packaging Corporation Ltd.	British Virgin Island
CSMTS LLC	Delaware
Cullen Building Products Inc.	Canada - Ontario
Cumberland Leasing Co.	Illinois
D.F. International (Dominican Republic) Inc.	Delaware
Danley Construction Products Pty Ltd	Australia
Densit ApS	Denmark
Densit Asia Pacific Sdn Bhd	Malaysia
Despatch Industries (Shanghai) Trading Co., Ltd.	China
Despatch Industries Limited Partnership	Minnesota
Despatch Industries Taiwan Ltd.	Taiwan
Devcon Limited	Ireland
DGFC Inc.	Delaware
Diagraph Corporation Sdn. Bhd	Malaysia
Diagraph ITW Mexico, S. de R.L. De C.V.	Mexico

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Diagraph México, S.A. DE C.V.	Mexico
Dongguan Ark-Les Electric Components Co., Ltd.	China
Dongguan CK Branding Co., Ltd.	China
Dorbyl U.K. (Holdings) Limited	United Kingdom
Duo Fast de Espana S.A.U.	Spain
Duo-Fast Corporation	Illinois
Duo-Fast Korea Co. Ltd.	South Korea
E.C.S. d.o.o.	Croatia
ECS Cable Protection Sp. Zoo	Poland
Electric Light Development Ltd.	British Virgin Island
Elga Aktiebolag	Sweden
Elga Skandinavian AS	Norway
Elisphere Sarl	France
ELRO (Holding) AG	Switzerland
ELRO Grosskuchen GmbH	Austria
ELRO Grosskuchen Gmbh	Germany
ELRO Gulf FZE	United Arab Emirates
ELRO-WERKE AG	Switzerland
Eltex-Elektrostatik-Gesellschaft mit beschränkter Haftung	Germany
EMIC Equipamentos E Sistemas De Ensaio Ltda.	Brazil
Envases Multipac, S.A. de C.V.	Mexico
EP Holdings General Partnership	Australia
Epirez Australia Pty Ltd	Australia
Equipamentos Cientificos Instron Ltda.	Brazil
Eurotec Srl	Italy
Exactrak Limited	United Kingdom
Exportadora Lerma SA	Mexico
Fasver SAS	France
FEG Investments L.L.C.	Delaware
Filtertek De Mexico Holding Inc.	Delaware
Filtertek De Mexico, S.A. de C.V.	Mexico
Filtertek Do Brasil Industria E Comercio Ltda.	Brazil
Filtertek S.A.S.	France
Forkardt International Limited	United Kingdom
Forté Noord-West-Europa B.V.	Netherlands
Foster Refrigerator France S.A.S.	France
Gamko B.V.	Netherlands
Gamko Réfrigération Eurl	France
GC Financement SA	France
Gold Pattern Holdings Limited	British Virgin Island
GRK Canada Limited	Canada - Ontario
GSE Holdings Inc.	Delaware
GSE IP LLC	Delaware
Gun Hwa Platech (Taicang) Co. Ltd.	China
Hartness International Europe, Gmbh	Germany
Haubold-Kihlberg bvba	Belgium
Heger Holland B.V	Netherlands
Hobart (Japan) K.K.	Japan
Hobart Andina S.A.S.	Columbia
Hobart Brothers Company	Ohio
Hobart Brothers International Chile Limitada	Chile

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Hobart Corporation	Delaware
Hobart Dayton Mexicana, S. de R.L. de C.V.	Mexico
Hobart Food Equipment Co., Ltd.	China
Hobart Foster Belgium B.V.B.A.	Belgium
HOBART Gesellschaft mit beschränkter Haftung	Germany
Hobart International (Singapore) Pte. Ltd.	Singapore
Hobart Korea Co. Ltd.	South Korea
Hobart Nederland B.V.	Netherlands
Hobart Sales & Service, Inc.	Ohio
Hobart Scandinavia ApS	Denmark
Hobart Techniek B.V.	Netherlands
Hopital Services Systemes S.A.S.	France
Horis SAS	France
hsbSOFT, BVBA	Belgium
I.T.W. Inc.	Illinois
ILC Investments Holdings Inc.	Delaware
Illinois Tool Works (Chile) Limitada	Chile
Illinois Tool Works (ITW) Nederland B.V.	Netherlands
Illinois Tool Works Norway AS	Norway
Impar Comercio E Representacoes Ltda.	Brazil
Industria e Comercio de Maquinas Perfecta Curitiba Ltda.	Brazil
Industrias Concepto del Pacifico Guatemala S.A.	Guatemala
Industrie Plastic Elsässer GmbH	Germany
InHold (NZ) Finance Ltd.	Bermuda
InHold (UK) Finance Ltd.	Bermuda
Inmobiliaria Cit., S.A. de C.F.	Mexico
INN SP Z.o.o.	Poland
Innova Temperlite 1200, S.A. de C.V.	Mexico
Innova Temperlite Servicios, S.A. de C.V.	Mexico
Instron (Shanghai) Experiment Equipment Trade Co., Ltd.	China
Instron (Thailand) Limited	Thailand
Instron Foreign Sales Corp. Limited	Jamaica
Instron France S.A.S.	France
Instron GmbH	Germany
Instron Holdings Limited	United Kingdom
Instron International Limited	United Kingdom
Instron Japan Company, Ltd.	Massachusetts
Instron Korea LLC	South Korea
Instron Proprietary Limited	Australia
International Leasing Company	Delaware
International Truss Systems Proprietary Limited	South Africa
IPHC LLC	Delaware
Isolenge Termo Construcoes Ltda.	Brazil
ITC - Consultoria Técnica Integral e Comércio de Equipamentos Industriais Ltda.	Brazil
ITW (China) Investment Company Limited	China
ITW (Deutschland) GmbH	Germany
ITW (EU) Holdings Ltd.	Bermuda
ITW Acmor (Shanghai) Co., Ltd.	China
ITW AEP LLC	Delaware
ITW AFC Pty Ltd	Australia
ITW Aircraft Investments Inc.	Delaware

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Airport Ground Equipment (Beijing) Co. Ltd.	China
ITW Alpha Sárl	Luxembourg
ITW Ampang Industries Philippines, Inc.	Philippines
ITW AOC, LLC	South Korea
ITW Ark-Les Corporation	Massachusetts
ITW Australia Property Holdings Pty Ltd.	Australia
ITW Australia Pty Ltd	Australia
ITW Austria Vertriebs GmbH	Austria
ITW Automotive Components & Fasteners Japan K.K.	Japan
ITW Automotive Components (Chongqing) Co. Ltd.	China
ITW Automotive Fasteners (Shanghai) Co., Ltd.	China
ITW Automotive Korea, LLC	South Korea
ITW Automotive Products GmbH	Germany
ITW Bailly Comte S.A.S.	France
ITW Befestigungssysteme Alpen GmbH	Switzerland
ITW Befestigungssysteme GmbH	Germany
ITW Belgium S.p.r.l.	Belgium
ITW Brazilian Nominee L.L.C.	Delaware
ITW Building Components Group Inc.	Delaware
ITW Business Development S.à r.l.	Luxembourg
ITW Canada Holdings Company	Canada - Nova Scotia
ITW Canada Inc.	Canada - Ontario
ITW Canada Investments Limited Partnership	Canada - Ontario
ITW Canada Management Company/Compagnie Gestion ITW Canada	Canada - Nova Scotia
ITW CCIP Holdings LLC	Delaware
ITW Celeste Inc.	Delaware
ITW Chemical Products Ltda	Brazil
ITW Chemical Products Scandinavia ApS	Denmark
ITW Colombia S.A.S.	Colombia
ITW Construction Products (Shanghai) Co. Ltd.	China
ITW Construction Products (Singapore) Pte. Ltd.	Singapore
ITW Construction Products (Suzhou) Company Limited	China
ITW Construction Products AB	Sweden
ITW Construction Products ApS	Denmark
ITW Construction Products AS	Norway
ITW Construction Products CZ s.r.o.	Czech Republic
ITW Construction Products Italy Srl	Italy
ITW Construction Products Malaysia Sdn. Bhd.	Malaysia
ITW Construction Products OU	Estonia
ITW Construction Products OY	Finland
ITW Contamination Control (Wujiang) Co., Ltd.	China
ITW Contamination Control B.V.	Netherlands
ITW Covid Security Group Inc.	Delaware
ITW CP Distribution Center Holland BV	Netherlands
ITW CPM S.A.S.	France
ITW CS (UK) Ltd.	United Kingdom
ITW Cupids, L.P.	Delaware
ITW de France S.A.S.	France
ITW de Guatemala Y Compañia, Sociedad en Comandita por Acciones	Guatemala
ITW DelFast do Brasil Ltda.	Brazil
ITW Delta Sárl	Luxembourg

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Denmark ApS	Denmark
ITW do Brasil Industrial e Comercial Ltda.	Brazil
ITW Domestic Finance II Inc.	Delaware
ITW Domestic Holdings Inc.	Delaware
ITW DS Investments Inc.	Delaware
ITW Dynatec Adhesive Equipment (Suzhou) Co. Ltd.	China
ITW Dynatec GmbH	Germany
ITW Dynatec Kabushiki Kaisha	Japan
ITW Dynatec Singapore Pte. Ltd.	Singapore
ITW Electronic Business Asia Co., Limited	Taiwan
ITW Electronic Components/Products (Shanghai) Co., Ltd.	China
ITW Electronic Packaging (Malta) Ltd.	Malta
ITW Electronics (Suzhou) Co., Ltd.	China
ITW Epsilon Sárl	Luxembourg
ITW Espana S.A.	Spain
ITW Fastener Products GmbH	Germany
ITW Fastex de Argentina S.A.	Argentina
ITW FEG do Brasil Industria e Comercio Ltda.	Brazil
ITW FEG Hong Kong Limited	Hong Kong
ITW Finance Europe S.A.	Luxembourg
ITW Finance II L.L.C.	Delaware
ITW Foils B.V.	Netherlands
ITW Foils, S.L.U.	Spain
ITW Food Equipment Group LLC	Delaware
ITW Gamma Sárl	Luxembourg
ITW German Management LLC	Delaware
ITW German Real Estate Management GmbH & Co. KG	Germany
ITW GH LLC	South Korea
ITW Global Capital LLC	Delaware
ITW Global Investments Holdings LLC	Delaware
ITW Global Investments Inc.	Delaware
ITW Global Investments LP	Delaware
ITW Graphics (Thailand) Ltd.	Thailand
ITW Graphics Asia Limited	Hong Kong
ITW Graphics Italy S.R.L. in liquidazione	Italy
ITW Graphics Korea Co. Ltd.	South Korea
ITW Graphics Tekstil Sanayi Ve Dis Ticaret Limited Sirketi	Turkey
ITW Great Britain Investment & Licensing Holding Company	Delaware
ITW Group European Finance Company Ltd.	Bermuda
ITW Group France (Luxembourg) S.àr.l.	Luxembourg
ITW Hi-Cone Japan Limited	Japan
ITW HLP Thailand Co. Ltd.	Thailand
ITW Holding Quimica B.C., S.L., Sole Shareholder Company	Spain
ITW Holdings Australia L.P.	Australia
ITW Holdings Pty Ltd	Australia
ITW Holdings UK	United Kingdom
ITW Hong Kong Limited	Hong Kong
ITW ILC Holdings I Inc.	Delaware
ITW Imaden Industria e Comercio Ltda.	Brazil
ITW India Limited	India
ITW Industrial Components SrL	Italy

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW Industry B.V.	Netherlands
ITW Insulation System - Sistemas de Isolamento Ltda.	Brazil
ITW Insulation Systems FZE	United Arab Emirates
ITW Insulation Systems Malaysia Sdn Bhd	Malaysia
ITW International Holdings LLC	Delaware
ITW International Intellectual Property LLC	Delaware
ITW IPG Holding GmbH	Germany
ITW IPG Investments LLC	Delaware
ITW Ireland	Ireland
ITW Ireland Holdings	Ireland
ITW Ispracontrols Bulgaria EOOD	Bulgaria
ITW Italy Finance Srl	Italy
ITW Italy Holding Srl	Italy
ITW Japan Ltd.	Japan
ITW Limited	United Kingdom
ITW LLC & Co. KG	Germany
ITW Lombard Holdings Inc.	Delaware
ITW Lys Fusion S.r.l.	Italy
ITW M FILMS I LLC	Delaware
ITW M FILMS II LLC	Delaware
ITW Marking & Coding (Shanghai) Co., Ltd.	China
ITW Medical Products Inc	Indiana
ITW Meritex Sdn. Bhd.	Malaysia
ITW Metal Fasteners, S.L.	Spain
ITW Metalflex D.o.o.	Slovenia
ITW Mexico Capital, S. DE R.L. DE C.V.	Mexico
ITW Mexico Holding Company S. De R.L. de C.V.	Mexico
ITW Mexico Holdings LLC	Delaware
ITW MH LLC	Delaware
ITW Morlock GmbH	Germany
ITW Mortgage Investments I, Inc.	Delaware
ITW Mortgage Investments II, Inc.	Delaware
ITW Mortgage Investments III, Inc.	Delaware
ITW Mortgage Investments IV, Inc.	Delaware
ITW New Zealand Limited	New Zealand
ITW Novadan Sp. Z.o.o.	Poland
ITW Operations Australia Pty Ltd	Australia
ITW Packaging Systems OOO	Russia
ITW Participacoes Ltda.	Brazil
ITW Participations S.à r.l.	Luxembourg
ITW Pension Funds Trustee Company	United Kingdom
ITW Performance Plastic (Shanghai) Co. Ltd.	China
ITW Performance Polymers & Fluids Japan Co. Ltd.	Japan
ITW Performance Polymers & Fluids Korea Limited	South Korea
ITW Performance Polymers & Fluids OOO	Russia
ITW Performance Polymers (Wujiang) Co., Ltd.	China
ITW Performance Polymers and Fluids Group FZE	United Arab Emirates
ITW Performance Polymers and Fluids Pte. Ltd.	Singapore
ITW Performance Polymers Trading (Shanghai) Co. Ltd.	China
ITW Peru S.A.C.	Peru
ITW Philippines Holdings LLC	Delaware

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

ITW PMI Investments, Inc.	Delaware
ITW Poly Mex, S. de R.L. de C.V.	Mexico
ITW Polymers Europe GmbH	Germany
ITW Polymers Sealants North America Inc.	Texas
ITW PPF Brasil Adesivos Ltda.	Brazil
ITW Pronovia s.r.o.	Czech Republic
ITW Pte. Ltd.	Singapore
ITW Real Estate Germany GmbH	Germany
ITW Residuals III L.L.C.	Delaware
ITW Residuals IV L.L.C.	Delaware
ITW Rivex S.A.S.	France
ITW SBI France	France
ITW Simco-Ion (Shenzhen) Co. Ltd.	China
ITW Singapore (Pte) Ltd.	Singapore
ITW SMPI S.A.S.	France
ITW Spain Holdings, S.L.	Spain
ITW Specialty Film LLC	South Korea
ITW Specialty Films (Poland) sp zoo	Poland
ITW Specialty Films France	France
ITW Specialty Films Italy S.r.l.	Italy
ITW Specialty Materials (Suzhou) Co., Ltd.	China
ITW Speedline Equipment (Suzhou) Co. Ltd.	China
ITW SPG México, S. de R.L. de C.V.	Mexico
ITW Spraytec S.A.S.	France
ITW Sverige AB	Sweden
ITW Sweden Holding AB	Sweden
ITW Temb (QUFU) Automotive Cooling Systems Co. Ltd.	China
ITW Test & Measurement (China) Co., Ltd.	China
ITW Test & Measurement Equipment (Shanghai) Co., Ltd	China
ITW Test & Measurement GmbH	Germany
ITW Test and Measurement Italia Srl	Italy
ITW Test and Measurement Services Industry and Trade Ltd.	Turkey
ITW Texwipe Philippines, Inc.	Philippines
ITW Thermal Films (Shanghai) Co., Ltd.	China
ITW UK	United Kingdom
ITW Universal II LLC	Delaware
ITW Universal L.L.C.	Delaware
ITW Welding GmbH	Germany
ITW Welding Products B.V.	Netherlands
ITW Welding Products Group FZE	United Arab Emirates
ITW Welding Products Group, S. DE R.L. De C.V.	Mexico
ITW Welding Products Italy Srl	Italy
ITW Welding Products Limited Liability Company	Russia
ITW Welding Produtos Para Solgdagem Ltda.	Brazil
ITW Welding S.A.S.	France
ITW Welding Servicios Mexico, S. de R.L. de C.V.	Mexico
ITW Welding Singapore Pte. Ltd.	Singapore
ITW Welding Torches Europe D-Tech GmbH	Germany
KB Sektionen 1	Sweden
KCPL Mauritius Holdings	Mauritius
Kester Asia Holdings, Inc.	Delaware

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Kester Components (M) Sdn. Bhd.	Malaysia
Kester Components Private Limited	Singapore
Kester Electronic Materials (Suzhou) Co., Ltd.	China
Kester GmbH	Germany
Kester, Inc.	Delaware
Kitazawa Sangyo Co., Ltd.	Japan
Kleinmann GmbH	Germany
Krafft Argentina, S.A.	Argentina
Krafft, S.L.	Spain
Lajota S.A.	Argentina
Lebo, S.L.	Spain
Lock Inspection Group Limited	United Kingdom
Lock Inspection Holdings Limited	United Kingdom
Lock Inspection Investments Limited	United Kingdom
Lock Inspection Systemes France Sarl	France
Lock Inspection Systems BV	Netherlands
Lock Inspection Systems Limited	United Kingdom
Loma Systems (Canada) Inc.	Canada - Ontario
Loma Systems sro	Czech Republic
Lombard Pressings Limited	United Kingdom
LSPS Inc.	Delaware
Lumex, Inc.	Illinois
Lunsar Participacões Ltda.	Brazil
Luvex - Industria De Equipamentos De Protecao Ltda.	Brazil
Lys Fusion Poland Sp. z.o.o.	Poland
M & C Specialties (Ireland) Limited	Ireland
M&C Specialties (Shenzhen) Co. Ltd.	China
M&C Specialties Bohai Converting M&C Co.	China
M&C Specialties Co.	Pennsylvania
Magna Industrial Co. Limited	Hong Kong
MAGNAFLUX GmbH	Germany
Manufacturing Avancee S.A.	Morocco
Maquilas y Componentes Industriales, I S.A. de C.V.	Mexico
Maxal International, Inc.	Michigan
Mercotrade Importacao e Exportacao Ltda.	Brazil
Meritex Technology (Suzhou) Co. Ltd.	China
Meurer Verpackungssysteme Gmbh	Germany
MGHG Property LLC	Delaware
Miller Electric Mfg. Co.	Wisconsin
Miller Insurance Ltd.	Bermuda
NDT Holding LLC	Delaware
Norden Czech s.r.o.	Czech Republic
Norden Olje AB	Sweden
Norden Olje AS	Norway
North Star Imaging Europe SAS	France
North Star Imaging, Inc.	Minnesota
Nova Chimica, S.r.l.	Italy
Novadan ApS	Denmark
Noza Holdings Pty Ltd	Australia
NSC Europe Limited	United Kingdom
NuTrus LLC	Delaware

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Nyco-Krafft, S.A.	Spain
Odesign, Inc.	Illinois
One Longridge	United Kingdom
One Longridge Holdings	United Kingdom
Orbitalum Tools GmbH	Germany
Pacific Concept Industries Limited (Enping)	China
Packaging Leasing Systems Inc.	Delaware
Panreac Chimie, Sarl	France
Panreac Quimica, S.L.	Spain
Paslode Fasteners (Shanghai) Co., Ltd.	China
PCI (Shanghai) Trade Co. Ltd.	China
Penta Dnepr LLC	Ukraine
Penta Don OOO	Russia
Penta Enisey OOO	Russia
Penta Sever OOO	Russia
Penta Sibir OOO	Russia
Penta Ural OOO	Russia
Penta Volga OOO	Russia
PENTA-91 OOO	Russia
Polymark Export Limited	United Kingdom
PR. A. I. Srl	Italy
Premark FEG L.L.C.	Delaware
Premark HII Holdings, Inc.	Ohio
Premark International Holdings B.V.	Netherlands
Premark International, LLC	Delaware
Premark N.V.	Curacao
Prolex, Sociedad Anónima	Costa Rica
Prolim Comercio de Higiene e Limpeza Ltda.	Brazil
Prolim Quimica Avancada Ltda.	Brazil
Prolim Servicos e Manutencao Ltda.	Brazil
Propaper Industria e Comercio de Papeis Ltda.	Brazil
Pryda (Malaysia) Sdn Bhd	Malaysia
PT ITW Construction Products Indonesia	Indonesia
PT Pryda Indonesia	Indonesia
QSA Global, Inc.	Delaware
Quimica Industrial Mediterranea, S.L.	Spain
Quimica TF, S.A. de C.V.	Mexico
Ramset Fasteners (Hong Kong) Ltd.	Hong Kong
Rapid Cook LLC	Delaware
Rotular Servicoes e Assistencia Tecnica em Rotulagem Ltda.	Brazil
S.E.E. Sistemas Industria E Comercio Ltda.	Brazil
Salter India Private Limited	India
Sarsfield Corporation N.V.	Curacao
Schember Ges.mbH	Austria
Sealant Systems International, Inc.	California
Sentinel Asia Yuhan Hoesa	South Korea
SG Invest Holding GmbH	Germany
Shanghai ITW Plastics And Metal Co., Ltd.	China
Simco (Nederland) B.V.	Netherlands
Simco Japan, Inc.	Japan
Sn Investors, Inc.	Delaware

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Societe de Constructions Elbeuvienne de Materiels our L'Alimentation SAS	France
SOCIETE DE PROSPECTION ET D’INVENTIONS TECHNIQUES SPIT	France
Solutions Group Transaction Subsidiary Inc.	Delaware
Speedline Holdings I, Inc.	Delaware
Speedline Holdings I, LLC	Delaware
Speedline Technologies Asia Pte. Ltd.	Singapore
Speedline Technologies GmbH	Germany
Speedline Technologies Mexico Services, S. de R.L. de C.V.	Mexico
Speedline Technologies Mexico, S. de R.L. de C.V.	Mexico
Speedline Technologies, Inc.	Delaware
ST Mexico Holdings LLC	Delaware
Steelfast Asia Sdn Bhd	Malaysia
Stokvis Celix Portugal LDA	Portugal
Stokvis Danmark ApS	Denmark
Stokvis Promi Czech s.r.o.	Czech Republic
Stokvis Tape Group B.V.	Netherlands
Stokvis Tapes (Beijing) Co. Ltd.	China
Stokvis Tapes (Hong Kong) Co. Limited	Hong Kong
Stokvis Tapes (Shanghai) Co. Ltd.	China
Stokvis Tapes (Shenzhen) Co. Ltd.	China
Stokvis Tapes (Taiwan) Co. Ltd.	Taiwan
Stokvis Tapes (Tianjin) Co. Ltd.	China
Stokvis Tapes BVBA	Belgium
Stokvis Tapes Deutschland GmbH	Germany
Stokvis Tapes France SAS	France
Stokvis Tapes Italia s.r.l.	Italy
Stokvis Tapes Limited Liability Company	Russia
Stokvis Tapes Magyarorszag Kft	Hungary
Stokvis Tapes Nederland B.V.	Netherlands
Stokvis Tapes Norge AS	Norway
Stokvis Tapes Oy	Finland
Stokvis Tapes Polska Sp Z.O.O.	Poland
Stokvis Tapes Sverige AB	Sweden
Sweldx AB	Sweden
SWT Holdings B.V.	Netherlands
Tag Fasteners Sdn. Bhd.	Malaysia
Tarutin Kester Co., Ltd.	Japan
Technopack Industria, Comercio, Consultoria e Representacoes Ltda.	Brazil
Teknek (China) Limited	Scotland
Teknek (Japan) Limited	Scotland
Teknek Limited	Scotland
Teksaleco Ltd.	Scotland
Ten Plus S.A.S.	France
TERRA-S Automotive Systems GmbH	Germany
TERRA-S Japan KK	Japan
The Loveshaw Corporation	Delaware
The Three Russells, Sociedad Anónima	Costa Rica
Thirode Grandes Cuisines Poligny SAS	France
Tien Tai Electrode (Kunshan) Co., Ltd.	China
Tien Tai Electrode (Qingdao) Co., Ltd.	China
Tien Tai Electrode Co., Ltd.	Taiwan

Exhibit 21
Illinois Tool Works Inc.
Subsidiaries
Subsidiary Name	Primary Jurisdiction

Tranosliw 2 Ltd.	United Kingdom
Tranosliw International Inc.	Delaware
Troy Investments I LLC	Delaware
Truswal Systems Limited	United Kingdom
Twinaplate Limited	United Kingdom
Unichemicals Industria e Comercio Ltda.	Brazil
Valeron Strength Films B.V.B.A.	Belgium
Veneta Decalcogomme S.r.l.	Italy
Versachem Chile S.A.	Chile
Vesta (Guangzhou) Catering Equipment Co. Ltd	China
Vesta Global Limited	Hong Kong
Vitronics Soltec B.V.	Netherlands
Vitronics Soltec Corporation	Delaware
Vitronics Soltec Pte. Ltd.	Singapore
VR-Leasing Sarita GmbH & Co. Immobilien KG	Germany
VS Acquisition Holding Co.	Delaware
VS European Holdco BV	Netherlands
VS Holding Co.	Delaware
W & T Avery (Malawi) Limited	Malawi
Wachs Canada Ltd.	Canada - Alberta
Wachs Subsea LLC	Illinois
Warehouse Automation Iberia, S.L.	Spain
Weigh-Tronix Canada, ULC	Canada - Nova Scotia
Weigh-Tronix UK Limited	United Kingdom
Wilsonart International Holdings LLC	Delaware
Wynn Oil (South Africa) (Pty) Ltd.	South Africa
Wynn's Automotive France SAS	France
Wynn's Belgium BVBA	Belgium
Wynn's Italia Srl	Italy
Wynn's Mekuba India Pvt Ltd	India
Wynn's Oil Holdings B.V.	Netherlands
Zip-Pak International B.V.	Netherlands
Zip-Pak Japan Company Limited	Japan